Exhibit 99.2

STRATCAP DIGITAL INFRASTRUCTURE REIT, INC.

Unaudited Pro Forma Condensed Consolidated Financial Statements

On December 22, 2025, the Company, through the Operating Partnership, closed on the sale of the equity interests (the “Transactions”) of Vogue Towers II, LLC (“Vogue Towers II”), Towers II Holdco (“Towers II”) and SWIF II Investment Co. Towers I, LLC (“Towers I,” and, together with Towers II and Vogue Towers II, the “Acquired Companies”), which are wholly owned subsidiaries of the Operating Partnership, for a purchase price of $55,105,862, exclusive of closing costs. Prior to the closing of the Transactions, the Acquired Companies owned 100% of the fee simple interest in 48 towers with associated ground leases or easements, 68 tenant leases and other related assets. As described in further detail in each Purchase Agreement, the purchase prices will be subject to certain customarily post-closing adjustments, including with respect to (i) the cash flows of the applicable Acquired Companies’ wireless tower assets as of the closing of the Transactions, (ii) prepaid costs related to certain of Towers II’s wireless tower assets under development, (iii) indebtedness and (iv) transaction expenses.

In connection with the closing of the Transactions, the Company repaid $16,500,000 of the outstanding principal balance on the Sunflower Secured Credit Facility (the “Credit Facility”), which are secured by or allocated to the assets that were held by the Acquired Companies prior to the closing of the Transactions. Following the repayment, the Company had drawn down $18,340,795 million from the Credit Facility, with $16,159,205 remaining available.

Following the closing of the Transactions, the Company owns and operates two data centers and owns a 51% interest, through our joint venture with DataCom LP (the “DataCom Joint Venture”), which is an unconsolidated joint venture, in 150 cell towers with associated ground leases or easements, two rooftop easements, and 229 tenant operating leases and other related assets.

The accompanying Pro Forma Consolidated Balance Sheet as of September 30, 2025 presents the Company historical amounts, adjusted for the effects of the Transaction, as if the Transaction had occurred on September 30, 2025. The accompanying Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 2025 and as of the years ended December 31, 2024 and 2023 present the Company’s historical amounts, adjusted for the effects of the Transaction, as if it had occurred on January 1, 2023.

The unaudited pro forma condensed consolidated financial statements are presented for informational purposes only and should be read in conjunction with the Company’s historical consolidated financial statements and related notes. The adjustments to the pro forma condensed consolidated financial statements are based on available information and assumptions that the Company considers reasonable. The pro forma condensed consolidated financial statements are unaudited and are not necessarily indicative of (i) the Company’s financial position that would have actually existed had the transactions described above occurred on September 30, 2025, (ii) the results of operations that would have actually occurred had the transactions described above occurred on January 1, 2023 or (iii) the Company’s financial position or results of operations as of any future date or for any future period. Actual future results are likely to be different from amounts presented in these unaudited pro forma condensed consolidated financial statements and such differences may be significant.

STRATCAP DIGITAL INFRASTRUCTURE REIT, INC.

Pro Forma Condensed Consolidated Balance Sheet

September 30, 2025

(Unaudited)

	StratCap Digital Infrastructure REIT, Inc. - Historical (A)	Transaction Accounting Adjustments (B)	Notes	StratCap Digital Infrastructure REIT, Inc. - Pro Forma (A)
ASSETS
Cash and cash equivalents	$1,384,825	$54,811,937	(B-1)	$37,918,518
		(1,712,397)	(B-2)
		(16,565,847)	(B-3)
Due from affiliates	648,657	—		648,657
Tenant and other receivables	607,954	(154,430)	(B-1)	453,524
Prepaid and other assets - net	7,489,606	(6,565,489)	(B-1)	2,636,514
		1,712,397	(B-2)	—
Property and equipment - net	42,659,652	(16,214,714)	(B-1)	26,444,938
Intangible assets - net	26,195,561	(20,716,386)	(B-1)	5,479,175
Ground lease right of use assets - net	2,698,846	(2,698,846)	(B-1)	—
Investment in Datacom Joint Venture	36,368,871	—		36,368,871
TOTAL ASSETS	$118,053,972	$(8,103,775)		$109,950,197
LIABILITIES AND EQUITY
LIABILITIES:
Accounts payable and accrued liabilities	$907,817	$(15,592)	(B-1)	$892,225
Redemptions payable	2,044,064	—		2,044,064
Due to affiliates	1,616,724	—		1,616,724
Distributions payable	360,695	—		360,695
Deferred rental revenue	125,361	(69,451)	(B-1)	55,910
Asset retirement obligations - net	2,132,386	(2,132,386)	(B-1)	—
Lease liabilities - net	2,762,521	(2,762,521)	(B-1)	—
Intangible liabilities - net	692,312	—		692,312
Loan payable	34,840,795	(16,500,000)	(B-3)	18,340,795
Interest expense payable	83,869	(65,847)	(B-1)	18,022
Performance participation allocation payable to affiliate	948,118	—		948,118
Total liabilities	46,514,662	(21,545,797)		24,968,865
COMMITMENTS AND CONTINGENCIES (Note 14)
EQUITY
SHAREHOLDERS’ EQUITY (DEFICIT)
Common stock – Class A shares, $0.01 par value per share, 6,000,000 and 100,000,000 shares authorized, 4,588,397 and 4,990,586 shares issued and outstanding at September 30, 2025 and December 31, 2024, respectively	45,884	—		45,884
Common stock – Class AX shares, $0.01 par value per share, 3,000,000 and 100,000,000 shares authorized, 1,428,954 and 1,423,800 shares issued and outstanding at September 30, 2025 and December 31, 2024, respectively	14,290	—		14,290
Common stock – Class D shares, $0.01 par value per share, 100,000,000 shares authorized, 0 and 0 shares issued and outstanding at September 30, 2025 and December 31, 2024, respectively	—	—		—
Common stock – Class DX shares, $0.01 par value per share, 100,000,000 shares authorized, 0 and 0 shares issued and outstanding at September 30, 2025 and December 31, 2024, respectively	—	—		—
Common stock – Class I shares, $0.01 par value per share, 100,000,000 shares authorized, 3,399,388 and 1,828,031 shares issued and outstanding at September 30, 2025 and December 31, 2024, respectively	33,994	—		33,994
Common stock – Class IX shares, $0.01 par value per share, 100,000,000 shares authorized, 1,622,244 and 1,934,499 shares issued and outstanding at September 30, 2025 and December 31, 2024, respectively	16,222	—		16,222
Common stock – Class S shares, $0.01 par value per share, 94,000,000 and 0 shares authorized, 0 and 0 shares issued and outstanding at September 30, 2025 and December 31, 2024, respectively	—	—		—
Common stock – Class T shares, $0.01 par value per share, 97,000,000 and 0 shares authorized, 31,909 and 0 shares issued and outstanding at September 30, 2025 and December 31, 2024, respectively	319	—		319
Additional paid-in-capital	106,696,189	—		106,696,189
Accumulated deficit and cumulative distributions	(41,440,727)	11,916,353	(B-4)	(29,524,374)
Total shareholders’ equity	65,366,171	11,916,353		77,282,524
Non-controlling interests - SWIF II OP	6,173,139	1,525,669	(B-4)	7,698,808
Total Equity	71,539,310	13,442,022		84,981,332
TOTAL LIABILITIES AND EQUITY	$118,053,972	$(8,103,775)		$109,950,197

The accompanying notes are an integral part of these unaudited proforma condensed consolidated financial statements.

STRATCAP DIGITAL INFRASTRUCTURE REIT, INC.

Pro Forma Condensed Consolidated Statement of Operations

For the Nine Months Ended September 30, 2025

(Unaudited)

	StratCap Digital Infrastructure REIT, Inc. - Historical (AA)	Tower Sale (BB)	Notes	StratCap Digital Infrastructure REIT, Inc. Proforma
REVENUES :
Rental revenues	$3,325,164	$(1,394,212)	(BB-1)	$1,930,952
Total revenues	3,325,164	(1,394,212)		1,930,952
EXPENSES:
Property operating expenses	671,546	(445,413)	(BB-1)	226,133
General and administrative	2,581,617	(60,122)	(BB-1)	2,521,495
Asset management fees	1,116,321	—		1,116,321
Depreciation and amortization	3,317,556	(2,398,795)	(BB-1)	918,761
Accretion expense	74,431	(74,431)	(BB-1)	—
Total expenses	7,761,471	(2,978,761)		4,782,710
Loss on investment in Datacom Joint Venture	(3,753,915)	—		(3,753,915)
Interest expense	(1,869,223)	927,020	(BB-1)	(958,327)
		(16,124)	(BB-2)
Interest income	6,924	(1,619)		5,305
NET INCOME (LOSS)	(10,052,521)	2,493,826		(7,558,695)
Net income (loss) allocated to non-controlling interests in SWIF II OP	(1,384,998)	125,277	(BB-3)	(1,259,721)
Net income (loss) attributable to Company stockholders	$(8,667,523)	$2,368,549		$(6,298,974)
Basic and diluted loss per share	$(0.83)		(CC)	$(0.61)
Basic and diluted weighted average shares outstanding	10,386,211			10,386,211

The accompanying notes are an integral part of these unaudited proforma condensed consolidated financial statements.

STRATCAP DIGITAL INFRASTRUCTURE REIT, INC.

Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2024

(Unaudited)

	StratCap Digital Infrastructure REIT, Inc. - Historical (AA)	Tower Sale (BB)	Notes	StratCap Digital Infrastructure REIT, Inc. Proforma
REVENUES :
Rental revenues	$4,037,635	$(1,385,176)	(BB-1)	$2,652,459
Total revenues	4,037,635	(1,385,176)		2,652,459
EXPENSES:
Property operating expenses	656,699	(344,752)	(BB-1)	311,947
General and administrative	3,751,680	(85,440)	(BB-1)	3,666,240
Asset management fees	1,484,727	—		1,484,727
Depreciation and amortization	3,638,064	(2,413,053)	(BB-1)	1,225,011
Accretion expense	72,794	(72,794)	(BB-1)	—
Performance participation allocation	948,118	—		948,118
Total expenses	10,552,082	(2,916,039)		7,636,043
Loss on investment in Datacom Joint Venture	(3,378,066)	—		(3,378,066)
Interest expense	(1,766,272)	344,226	(BB-1)	(1,426,495)
		(4,449)	(BB-2)
Interest income	226,047	—		226,047
NET INCOME (LOSS )	(11,432,738)	1,870,640		(9,562,098)
Net income (loss) allocated to non-controlling interests in SWIF II OP	(1,660,856)	271,751	(BB-3)	(1,389,105)
Net income (loss) attributable to Company stockholders	$(9,771,882)	$1,598,889		$(8,172,993)
Basic and diluted loss per share	$(0.94)		(CC)	$(0.79)
Basic and diluted weighted average shares outstanding	10,373,855			10,373,855

The accompanying notes are an integral part of these unaudited proforma condensed consolidated financial statements.

STRATCAP DIGITAL INFRASTRUCTURE REIT, INC.

Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2023

(Unaudited)

	StratCap Digital Infrastructure REIT, Inc. - Historical (AA)	Transaction Accounting Adjustments (BB)	Notes	StratCap Digital Infrastructure REIT, Inc. Proforma
REVENUES :
Rental revenues	$2,628,987	$(619,234)	(BB-1)	$2,009,753
Total revenues	2,628,987	(619,234)		2,009,753
EXPENSES:
Property operating expenses	342,835	(159,190)	(BB-1)	183,645
General and administrative	4,229,421	(40,354)	(BB-1)	4,189,067
Asset management fees	768,847	—		768,847
Depreciation and amortization	2,175,364	(1,198,942)	(BB-1)	976,422
Accretion expense	21,851	(21,851)	(BB-1)	—
Performance participation allocation	1,192,205	—		1,192,205
Total expenses	8,730,523	(1,420,337)		7,310,186
Loss on investment in Datacom Joint Venture	(945,283)	—		(945,283)
Interest expense	(1,121,311)	—		(1,121,311)
Interest income	510,324	—		510,324
Gain on transfer of assets	181,715	—		181,715
Gain on sale of assets	—	13,442,022	(BB-2)	13,442,022
NET INCOME (LOSS)	(7,476,091)	14,243,125		6,767,034
Net income (loss) allocated to non-controlling interests in SWIF II OP	(1,341,149)	2,555,099	(BB-3)	1,213,950
Net income (loss) attributable to Company stockholders	$(6,134,942)	$11,688,026		$5,553,084
Basic and diluted earnings (loss) per share	$(0.85)		(CC)	$0.76
Basic and diluted weighted average shares outstanding	7,259,994			7,259,994

The accompanying notes are an integral part of these unaudited proforma condensed consolidated financial statements.

STRATCAP DIGITAL INFRASTRUCTURE REIT, INC.

Notes to Pro Forma Condensed Consolidated Financial Statements

(Unaudited)

Adjustments to Unaudited Pro Forma Condensed Consolidated Balance Sheet

(A)	Reflects the consolidated balance sheet of the Company as of September 30, 2025 as derived from the consolidated financial statements in the Company’s Quarterly Report on Form 10Q.
(B)

Reflects (a) the derecognition of carrying amounts as of September 30, 2025 for the assets and the related accumulated depreciation and working capital and prepaid development costs related to Towers II’s wireless tower assets under development, (b) the funding of Tower II’s incremental site development costs incurred between October 1, 2025 and the closing date on December 22, 2025, (c) the repayment of $16,500,000 outstanding loan balance, including accrued interest, under the Credit Facility, and (d) the allocation of gain on sale associated with the Transactions to the common stockholders and noncontrolling interests in SWIF II OP.

(B-1)

Represents the derecognition of carrying amounts as of September 30, 2025 for the assets and the related accumulated depreciation and working capital and prepaid site development costs related to Towers II’s wireless tower assets under development. Gain on sale of assets is calculated below:

Gross sales price	$55,105,862
Estimated closing costs(1)	(293,925)
Estimated net proceeds	54,811,937
Net book value(2)	(41,369,915)
Gain on sale of assets	$13,442,022

(1)Represents estimated closing costs including legal fees, consulting fees and other customary closing costs directly attributable to the sale of the towers.

(2)Represents estimated working capital absorbed by the Buyer. Any remaining working capital owed to the Company would be returned to the Company.

(B-2)

Represents the incremental cell tower related acquisition and development costs incurred between October 1, 2025 and the closing date on December 22, 2025 by the Company that are being presented as incurred and settled for cash as of this pro forma balance sheet date of September 30, 2025.

(B-3)	Represents the estimated pay-down of the borrowings under the Company’s Credit Facility of $16,500,000 as a result of the Transactions.
(B-4)	Represents the gain on sale allocated to the common stockholders and noncontrolling interests in SWIF II OP, respectively.

Adjustments to Unaudited Pro Forma Condensed Consolidated Statements of Operations

Nine Months Ended September 30, 2025

(AA)

Reflects the historical consolidated statement of operations of the Company’s for the nine months ended September 30, 2024 as derived from the consolidated financial statements presented in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2025.

(BB)	Reflects (a) the elimination of income and expenses associated with the Transactions and (b) the interest expense adjustments related to the Company’s existing Credit Facility.
(BB-1)	Reflects the elimination of income and expenses from operations of the wholly-owned cell towers associated with the Transactions.

(BB-2)

Reflects the adjustments to the unused fee, calculated at 12.5 basis points on the unused balance of the Credit Facility, which totalled $16,659,205 as of September 30, 2025. For the purpose of this pro forma, the Company assumed borrowings of $16,650,000 as of January 1, 2025, which was the original borrowings used in the acquisition of the two data centers, and that $1,690,795 of borrowings originally related to the cell tower was retained at December 22, 2025, as the Company has sufficient asset base to support its borrowing capacity. Interest expense is based on one-month Term SOFR plus a spread of 2.75%.

(BB-3)	Reflects the impact of the elimination of income and expense associated with the Transactions to the net income (loss) allocated to the noncontrolling interests in SWIF II OP.
(CC)

Pro forma loss per share of common stock, basic and diluted, are calculated by dividing pro forma consolidated net loss allocable to the Company’s shareholders by the pro forma weighted average number of common shares outstanding.

Year Ended December 31, 2024

(AA)

Reflects the historical consolidated statement of operations of the Company’s for the period as derived from the consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

(BB)

Reflects (a) the elimination of income and expenses from operations of the wholly-owned cell towers associated with the Transactions and (b) the interest expense adjustments related to the Company’s existing Credit Facility.

(BB-1)	Reflects the elimination of income and expenses from operations of the wholly-owned cell towers associated with the Transactions.
(BB-2)

Reflects the adjustments to the unused fee, calculated at 12.5 basis points on the unused balance of the Credit Facility, which totalled $16,659,205 as of September 30, 2025. For the purpose of this pro forma, the Company assumed borrowings of $16,650,000 as of January 1, 2024, which was the original borrowings used in the acquisition of the two data centers, and that $1,690,795 of borrowings originally related to the cell tower was retained at December 22, 2025, as the Company has sufficient asset base to support its borrowing capacity. Interest expense is based on one-month Term SOFR plus a spread of 2.75%.

(BB-3)	Reflects the impact of the elimination of income and expense associated with the Transactions to the net income (loss) allocated to the noncontrolling interests in SWIF II OP.
(CC)

Pro forma loss per share of common stock, basic and diluted, are calculated by dividing pro forma consolidated net loss allocable to the Company’s shareholders by the pro forma weighted average number of common shares outstanding.

Year Ended December 31, 2023

(AA)

Reflects the historical consolidated statement of operations of the Company’s for the period as derived from the historical consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

(BB)	Reflects (a) the elimination of income and expenses from operations of the wholly-owned cell towers associated with the Transactions and (b) the gain on sale resulting from the Transactions.
(BB-1)	Reflects the elimination of income and expenses from operations of the wholly-owned cell towers associated with the Transactions.
(BB-2)	Reflects the gain on sale resulting from the Transactions.

(BB-3)	Reflects the impact of the elimination of income and expense associated with the Transactions to the net income (loss) allocated to the noncontrolling interests in SWIF II OP.
(CC)

Pro forma earnings (loss) per share of common stock, basic and diluted, are calculated by dividing pro forma consolidated net loss allocable to the Company’s shareholders by the pro forma weighted average number of common shares outstanding.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATCAP DIGITAL INFRASTRUCTURE REIT, INC.

Date: December 22, 2025	By:	/s/ Michael Weidner
Name: Michael Weidner
Title: Chief Financial Officer and Treasurer
(Principal Financial Officer and Principal Accounting Officer)